The GAMCO Westwood Funds

SUMMARY PROSPECTUS

January 27, 2012

	Class	Ticker Symbol
GAMCO Westwood Intermediate Bond Fund	A	WEAIX
	B	WEBIX
	C	WECIX
	I	WEIIX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com/Gab_pdf/prosps/706_multi.pdf. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com.

The Fund’s Prospectus and SAI, both dated January 27, 2012, are incorporated by reference into this Summary Prospectus.

INTERMEDIATE BOND FUND

Investment Objective

The Intermediate Bond Fund (the “Fund”) seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

Fees and Expenses of the Intermediate Bond Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Intermediate Bond Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in a Fund’s Class A Shares. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” of the Fund’s Prospectus and in the section entitled “Purchase and Redemption of Shares” of the Fund’s SAI.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee or Exchange Fees	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and Service (Rule 12b-1) Expenses	0.35%	1.00%	1.00%	None
Other Expenses	0.54%	0.54%	0.54%	0.54%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses	1.50%	2.15%	2.15%	1.15%
Less Fee Waiver and Expense Reimbursement(2)	(0.40)%	(0.40)%	(0.40)%	(0.40)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	1.10%	1.75%	1.75%	0.75%

(1)	Please note that Total Annual Fund Operating Expenses After Fee Waiver, and Expense Reimbursement in the table above does note correlate to the ratio of Operating Expenses Net of Waivers/Reimbursements to Average Net Assets found in the “Financial Highlights” section of this Summary Prospectus since the latter reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
(2)

Teton Advisors, Inc. (the “Adviser”) has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.10% for Class A Shares, 1.75% for Class B Shares, 1.75% for Class C Shares, and 0.75% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue until at least January 31, 2013, and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, except as noted. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$508	$817	$1,149	$2,086
Class B Shares	$678	$935	$1,318	$2,286
Class C Shares	$278	$635	$1,118	$2,451
Class I Shares	$77	$326	$594	$1,362

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$508	$817	$1,149	$2,086
Class B Shares	$178	$635	$1,118	$2,286
Class C Shares	$178	$635	$1,118	$2,451
Class I Shares	$77	$326	$594	$1,362

Portfolio Turnover

The Fund pays transaction costs, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions the Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in bonds of various types and with various maturities. The Fund focuses on investment grade bonds of domestic corporations and governments. Investment grade debt securities are securities rated in the four highest ratings categories by a Nationally Recognized Statistical Rating Organization.

Although there are no restrictions on the maximum or minimum maturity of any individual security that the Fund may invest in, generally the Fund will have a dollar weighted average maturity of three to ten years. The Fund may also invest in other types of investment grade debt securities, including debentures, notes, convertible debt securities, municipal securities, mortgage-related securities, and certain collateralized and asset-backed securities. The Fund will seek to maintain an average rating of AA or better by Standard & Poor’s Ratings Services, a division of McGraw-Hill Companies, or comparable quality for the securities in its portfolio.

In selecting securities for the Fund, the Westwood Management Corporation, the Fund’s sub-adviser (the “Sub-Adviser”) Sub-Adviser focuses both on the fundamentals of particular issuers and yield curve positioning. The Sub-Adviser seeks to earn risk-adjusted returns superior to those of the Barclays Capital Government/Credit Bond Index over time. The Sub-Adviser invests 80% to 100% of the Fund’s assets in debt securities and the remainder in cash or cash equivalents. The Sub-Adviser has disciplines in place that serve as sell signals such as a change to a company’s fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.

Principal Risks

You May Want to Invest in the Intermediate Bond Fund if:

•	you are seeking current income consistent with the maintenance of principal and liquidity
•	you are conservative in your investment approach
•	you are seeking exposure to investment grade bonds as part of your overall investment strategy

The Fund’s share price will fluctuate with changes in prevailing interest rates and the market value of the Fund’s portfolio securities. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.

Investing in the Fund involves the following risks:

•

Fund and Management Risk.    If the Fund’s Sub-Adviser’s judgment in selecting securities is incorrect or if the market segment in which the Fund invests falls out of favor with investors, the Fund could underperform the stock market or its peers. The Fund could also fail to meet its investment objective. When you sell Fund shares, they may be worth less than what you paid for them.

•

Interest Rate Risk, Maturity Risk, and Credit Risk.    When interest rates decline, the value of the portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of the portfolio’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

•

Pre-Payment Risk.    The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to invest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return, and share price.

Performance

The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

INTERMEDIATE BOND FUND (Total returns for Class A Shares for the Years Ended December 31)*

*	Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund’s returns would be less than those shown.

During the periods shown in the bar chart, the highest return for a quarter was 5.58% (quarter ended September 30, 2002) and the lowest return for a quarter was (2.65)% (quarter ended June 30, 2004).

Average Annual Total Returns (for the periods ended December 31, 2011, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
Intermediate Bond Fund Class A Shares
Return Before Taxes	0.81%	4.11%	3.94%
Return After Taxes on Distributions	(0.02)%	3.11%	2.83%
Return After Taxes on Distributions and Sale of Fund Shares	0.64%	2.95%	2.72%
Class B Shares
Return Before Taxes	(0.70)%	3.96%	3.68%
Class C Shares
Return Before Taxes	3.36%	4.67%	3.71%
Class I Shares (commenced operations on January 11, 2008)
Return Before Taxes	5.40%	5.28%	4.56%
Indexes (reflects no deduction for fees, expenses or taxes)
Barclays Capital Government/Credit Bond Index	8.74%	6.55%	5.85%

The returns shown for Class I Shares prior to its inception date are those of the Class AAA Shares of the Fund which are not offered in this Summary Prospectus. All Classes of the Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth’’ IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Teton Advisors, Inc. serves as the Adviser to the Fund.

The Sub-Adviser. Westwood Management Corp. serves as Sub-Adviser for the Intermediate Bond Fund.

The Portfolio Manager. Mr. Mark R. Freeman, CFA, Executive Vice President and Co-Chief Investment Officer of the Sub-Adviser, has served as Portfolio Manager for the Intermediate Bond Fund since 1999.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). Class B Shares of the Fund are no longer available for new investments, except through exchanges from Class B Shares of certain other Gabelli/GAMCO funds or reinvestment of dividends and capital gains. There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem the Fund’s shares on any day the New York Stock Exchange is open for trading. You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by Internet, by bank wire, or by Automated Clearing House system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.